UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,

Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value $0.001 per share	VNTR	New York Stock Exchange

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On February 11, 2021, the Board of Directors (the “Board”) of Venator Materials PLC (the “Company”) increased the size of the Board from seven to eight directors and appointed Vir Lakshman, age 61, to fill the vacancy created by the expansion of the Board. Mr. Lakshman will serve a term that expires at the Company’s 2021 Annual General Meeting. Mr. Lakshman was appointed to serve on the Audit Committee of the Board as its chair.

After applying the Company’s independence criteria, the Board determined that Mr. Lakshman is an independent director. There are no arrangements between Mr. Lakshman and any other person pursuant to which he was selected as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Mr. Lakshman has a material interest subject to disclosure under Item 404(a) of Regulation S-K. As a non-employee director, Mr. Lakshman will be compensated for his services as described in the Company’s proxy statement for its 2020 Annual General Meeting, filed with the Securities and Exchange Commission on May 18, 2020, under the heading “Director Compensation.”

Item 7.01  Regulation FD Disclosure

On February 11, 2021, the Company issued a press release titled “Venator Board Appoints New Director.”  The press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibits

99.1	Press Release dated February 11, 2021, titled “Venator Board Appoints New Director”

104	Cover Page Interactive Data File (formatted in Inline XBRL and embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ SEAN PETTEY
Assistant Secretary

Dated: February 11, 2021